SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Atlantic BancGroup, Inc.
(Name of Registrant as Specified in its Charter)

NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials

☐
Check  box if any part of the fee is offset as provided by Exchange Act Rule  0-11 (a)(2)  and identify the filing for which the  offsetting fee was  paid  previously.  Identify  the  previous  filing by  Registration Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: ________________________________

(2)	Form, Schedule or Registration Statement No.: ________________

(3)	Filing Party: __________________________________________

(4)	Date Filed: ___________________________________________

March 26, 2009

To our Shareholders:

The 2009 Annual Meeting of Shareholders of Atlantic BancGroup, Inc. will be held at the Selva Marina Country Club, 1600 Selva Marina Drive, Atlantic Beach, Florida 32233 on April 23, 2009, beginning at 3:00 p.m. local time.

The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Our directors and officers, as well as a representative of the accounting firm Mauldin & Jenkins, Certified Public Accountants, LLC, will be present at the Annual Meeting to respond to your questions and to share with you our thoughts on how we intend to address the current economic environment and the challenges that we see for 2009.

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed Proxy Card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.  If you are planning to attend the Annual Meeting, please check the box indicating your intention to be present.

On behalf of the Board of Directors and all the employees of Atlantic BancGroup, Inc., we look forward to seeing you at the Annual Meeting.

Sincerely,

Barry W. Chandler
President and Chief Executive Officer

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2009

The 2009 Annual Meeting of Shareholders (“Annual Meeting”) of Atlantic BancGroup, Inc. (“Atlantic BancGroup”) will be held at the Selva Marina Country Club, 1600 Selva Marina Drive, Atlantic Beach, Florida 32233, on April 23, 2009, at 3:00 p.m. local time. At the Annual Meeting, holders of Atlantic BancGroup’s outstanding common stock will act on the following items:

1.	The election of two Class III members of the Board of Directors, each to serve for a three-year term;

2.	The ratification of the appointment of Mauldin & Jenkins, Certified Public Accountants, LLC, as the independent accountants for Atlantic BancGroup for the fiscal year ending December 31, 2009;

3.	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing items; and

To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

All shareholders of record owning shares of Atlantic BancGroup at the close of business on February 27, 2009, are entitled to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors,

David L. Young
Corporate Secretary

Jacksonville Beach, Florida
March 26, 2009

PROXY STATEMENT

Date, Time and Location of Annual Meeting of Shareholders

➢	Thursday, April 23, 2009
➢	3:00 p.m. local time
➢	Selva Marina Country Club
1600 Selva Marina Drive
Atlantic Beach, Florida 32233

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDERS MEETING TO BE HELD ON APRIL 23, 2009.

A copy of this proxy statement and of Atlantic BancGroup’s Annual Report on Form 10-K are also available to shareholders via the Internet at http://www.cfpproxy.com/4858.

What are the Procedures for the Solicitation and Voting of Proxies?

These proxy materials are being provided in connection with the solicitation of proxies by the Board of Directors of Atlantic BancGroup, Inc. (“Atlantic BancGroup”) to be voted at the 2009 Annual Meeting of Shareholders, and any adjournment thereof (“Annual Meeting”). Atlantic BancGroup’s Annual Report, which includes the financial statements for the fiscal year ended December 31, 2008, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 26, 2009.

Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein.  If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted in accordance with the Board of Directors’ recommendations as stated in this Proxy Statement.

In order for us to have a quorum present to be able to convene the Annual Meeting, it is

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign, and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope, so that your proxy can be counted for purposes of establishing a quorum in order for the Annual Meeting to proceed as scheduled.

How Can I Revoke my Proxy?

Your presence at the Annual Meeting will not automatically revoke your proxy. How-ever, you may revoke a proxy at any time prior to its exercise by:

1.	Delivering a written notice of revocation to Atlantic BancGroup; or
2.	Delivering a duly executed proxy bearing a later date to Atlantic BancGroup; or
3.	Attending the Annual Meeting and choosing to vote in person.

What are the Voting Procedures?

Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act (“Act”), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares owned by him or her for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect on these types of matters under the Act.

Shares Held in Your Name.  If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, dating, signing, and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

Shares Held in Name of Brokerage Firm.  If your shares are held in “street name,” under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers’ shares on certain “routine” matters, including the election of directors. When a brokerage firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters.

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

Which Shareholders are Entitled to Vote at the Annual Meeting?

The close of business on February 27, 2009, has been fixed by the Board of Directors as the “record date” for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 1,247,516 shares of Atlantic BancGroup common stock outstanding which were held by approximately 570 shareholders.

Market Information

Our common stock is quoted on the NASDAQ Capital Market under the symbol “ATBC.” The market price for our stock is included in our Annual Report on Form 10-K under the heading “Market Price for Registrant’s Common Equity and Related Stockholder Matters.”

BOARD OF DIRECTORS MEETINGS

During the year ended December 31, 2008, Atlantic BancGroup’s Board of Directors held 12 regular meetings. Each director attended at least 75% of the total meetings of the Board of Directors and any committees on which he or she served. Atlantic BancGroup currently does not pay directors’ fees. For the first six months of 2008, Atlantic BancGroup paid $500 per month to its Board Chairman, Donald F. Glisson, Jr. The directors of our wholly-owned subsidiary, Oceanside Bank (“Bank”) currently receive no fees. Until September 2008, they received $1,000 for each Board meeting attended. Until August 2008, members of the Bank’s Loan Committee received $400 per month for serving on the Committee and members of the Asset/Liability and Audit Committees received $50 per meeting. Atlantic BancGroup requires its directors to attend the Annual Meeting of Shareholders, and in 2008, all of our Directors were in attendance, except Donald F. Glisson, Jr.

DIRECTOR INDEPENDENCE

The Board of Directors has determined that except for Barry W. Chandler, each member of the Board is an “independent director” within the meaning of the Nasdaq Marketplace Rule 4200(a)(15). The determination that Mr. Chandler is not independent was based upon the fact that he serves as an executive of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

In 2008, Atlantic BancGroup had three standing committees, the Audit Committee, the Nominating Committee and the Compensation Committee. The Audit Committee has adopted a formal charter, a copy of which is attached to this Proxy Statement as Exhibit A.

The Nominating Committee meets to evaluate director candidates for Atlantic BancGroup’s Board of Directors. This Committee has not yet adopted a charter and does not have written procedures or a policy on the selection of nominees or the evaluation of shareholder recommendations. Until a charter and nominating procedures are put in place, the Committee will make all such decisions on a case-by-case basis, in which it may consider the nominee’s

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

business background, involvement in the community, prior banking experience, and customer relationship with Oceanside Bank. These are the same criteria used in evaluating candidates selected by the Board. Based on Atlantic BancGroup’s size and marketing area, the Board believes these policies are appropriate for Atlantic BancGroup. The Nominating Committee is composed of Chairman Donald F. Glisson, Jr., Frank J. Cervone, and Gordon K. Watson, all of whom are independent under Nasdaq Marketplace Rule 4200(a)(15).

The Compensation Committee serves with regard to compensation and personnel policies, programs and plans, including management development and succession, and to approve employee compensation and benefit programs. The Compensation Committee does not have a charter. The Compensation Committee met two times in 2008. In 2008, all members attended such meetings. The Board has determined that each member of the Committee is independent as defined by Nasdaq Marketplace Rule 4200(a)(15). The Compensation Committee is composed of Chairman Donald F. Glisson, Jr., Frank J. Cervone, and Gordon K. Watson.

REPORT OF THE AUDIT COMMITTEE

The functions of the Audit Committee are focused on three areas:

¯	The adequacy of internal controls and financial reporting process and the reliability of Atlantic BancGroup’s and the Bank’s financial statements.

¯	The performance of Atlantic BancGroup’s and the Bank’s internal accountants and the independence and performance of Atlantic BancGroup’s and the Bank’s independent accountants; and

¯	Atlantic BancGroup’s and the Bank’s compliance with legal and regulatory requirements.

The Audit Committee met with management periodically to consider the adequacy of Atlantic BancGroup’s and the Bank’s internal controls and the objectivity of their financial reporting. These matters were discussed with Atlantic BancGroup’s and the Bank’s independent accountants.

The Audit Committee also met with the independent accountants without management present. The independent accountants have unrestricted access to the members of the Audit Committee. The Audit Committee also recommends to the Board the appointment of the independent accountants and periodically reviews their performance, fees, and independence from management.

The Board of Directors believes that the members of the Audit Committee are all “Independent Directors” as defined by Nasdaq Marketplace Rules 4200(a)(15) and 4350(d)(2)(A). In addition, the Board has determined that none of the Audit Committee members have any relationships or have served in any capacity which would impair their abilities to objectively and impartially execute their duties.

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

The Board has designated Robin Scheiderman, a Certified Public Accountant, as the “audit committee financial expert” as defined by Securities and Exchange Commission Rules, believing she has the requisite financial expertise based on her extensive auditing experience.

Management has primary responsibility for Atlantic BancGroup’s and the Bank’s financial statements and the overall reporting process, including the system of internal controls.  The independent accountants audit the annual financial statements prepared by management and express an opinion as to whether those financial statements fairly present the financial position, the results of operations and cash flows of Atlantic BancGroup and the Bank in conformity with accounting principles generally accepted in the United States of America, and discuss with the Audit Committee any issues they believe should be raised or addressed. The Audit Committee monitors these processes, relying without independent verification, on the information provided to the Audit Committee and on the representations made by management and the independent accountants.

This year, the Audit Committee reviewed Atlantic BancGroup’s and the Bank’s audited financial statements as of, and for, the fiscal year ended December 31, 2008, and met with both management and the independent accountants of Atlantic BancGroup and the Bank to discuss those financial statements. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  The Audit Committee has also met with the independent accountants, without management present to confirm there were no disagreements between management and the independent accountants.

The Audit Committee has received from, and discussed with, Mauldin & Jenkins, Certified Public Accountants, LLC, the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. These items relate to the accounting firm’s independence from Atlantic BancGroup and the Bank. The Audit Committee also discussed with Mauldin & Jenkins, Certified Public Accountants, LLC any matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that Atlantic BancGroup’s audited financial statements be included in Atlantic BancGroup’s and the Bank’s annual report on Form 10-K for the fiscal year ended December 31, 2008. Atlantic BancGroup’s and the Bank’s Audit Committee each met five times in 2008.

Respectfully submitted:

Robin H. Scheiderman, Chairman                 Donald F. Glisson, Jr.             Dr. Conrad L. Williams

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

PROPOSAL I. ELECTION OF DIRECTORS

The Board of Directors is presently comprised of seven members. Atlantic BancGroup’s Articles of Incorporation provide that directors shall be divided into three classes, with each group serving for staggered three-year terms. This year, two Class III directors are to be elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

The two nominees, Dr. Conrad L. Williams and Dennis M. Wolfson, have indicated their willingness to stand for election and to serve as directors if elected. Should either director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

As previously discussed in this Proxy Statement, the affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

Information relating to the business experience and age of Atlantic BancGroup’s director nominees, continuing directors, and non-director executive officers is set forth below.

DIRECTOR NOMINEES

CLASS III DIRECTORS
  Terms to Expire in 2012

Nominee	Age	Business Experience	Director Since

Dr. Conrad L. Williams	79	Dr. Williams is a director of Atlantic BancGroup. He has been a director of the Bank since 1996. Dr. Williams is a retired veterinarian. He has been a resident of the Jacksonville Beaches community since 1959. Dr. Williams holds two undergraduate degrees, one from Louisiana Tech University and one from the University of Florida. Dr. Williams received his DVM degree from the University of Georgia, College of Veterinary Medicine.	1998
Dennis M. Wolfson	67
Mr. Wolfson is a director of Atlantic BancGroup. He has been a director of the Bank since 1996. Mr. Wolfson is a life long resident of Jacksonville. Mr. Wolfson is self-employed as a real estate investor, mortgage broker, and real estate broker. Mr. Wolfson served as Senior Vice President and Director of the Daylight Grocery Company. In addition, he served as Vice President and Director of Merritt-Chapman & Scott Corporation. Mr. Wolfson is a trustee of Wolfson Children’s Hospital in Jacksonville and of the Jacksonville Jewish Foundation. Mr. Wolfson attended Bentley College and Boston University.  He received his Bachelor’s degree in Finance from the University of Georgia.
			1998

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

CONTINUING DIRECTORS

CLASS II DIRECTORS
Terms to Expire in 2010

Director	Age	Business Experience	Director Since

Donald F. Glisson, Jr.	49	Mr. Glisson is the Chairman of the Board of Atlantic BancGroup. He has been a director of the Bank since 1996. Mr. Glisson serves as Chairman and Chief Executive Officer of Triad Financial Services, Inc., headquartered in Jacksonville, Florida. Triad Financial is a 100-plus employee consumer finance company with branch offices in Chicago, Illinois and Houston, Texas. Mr. Glisson graduated from Florida State University with a Bachelor’s degree in Finance.	1998
Robin H. Scheiderman	52	Ms. Scheiderman is a director of Atlantic BancGroup. She has also been a director of the Bank since 1997. Since 1992, Ms. Scheiderman has been self-employed as a certified public accountant. Prior to that she served as the Chief Financial Officer for the California College for Health Sciences. In addition, Ms. Scheiderman served as Director of Taxes for Florida Rock Industries, Inc. in Jacksonville, Florida. She earned a Bachelor’s degree and a Master’s degree from the University of North Florida. Ms. Scheiderman is a licensed Certified Public Accountant and Certified Financial Planner.	1998
Gordon K. Watson	59	Mr. Watson is a director of Atlantic BancGroup. He has also been a director of the Bank since December 1996. Mr. Watson is a founding member, senior partner, and a shareholder of the law firm of Watson, Dykes & Schloth, P.A. in Jacksonville, Florida. His law firm focuses on real estate, probate, and estate planning law. Mr. Watson is a resident of Ponte Vedra Beach. He received a Bachelor’s degree in Marketing and Management from Jacksonville University and his Juris Doctorate degree from the University of Florida. Mr. Watson is a Trustee of Jacksonville University.	1998

CLASS I DIRECTORS
  Terms to Expire in 2011

Director	Age	Business Experience	Director Since

Dr. Frank J. Cervone	56	Dr. Cervone is a director of Atlantic BancGroup. He has been a director of the Bank since December 1996. Dr. Cervone is an endodontist and has been practicing in Jacksonville Beach since 1990. Dr. Cervone holds a Bachelor’s degree in Biology from the University of Pittsburgh, a D.M.D. degree from the University of Pittsburgh, School of Dental Medicine, and has a specialty designation in Endodontics from the University of Pennsylvania.	1998

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

Director	Age	Business Experience	Director Since

Barry W. Chandler	58	Mr. Chandler is a director of Atlantic BancGroup and the Chairman of the Board of the Bank. Mr. Chandler has served as Chief Executive Officer and President of Atlantic BancGroup since April 2000, President of the Bank since 1996, and Chief Executive Officer of the Bank since April 2000. Prior to joining the Bank, Mr. Chandler was with Ponte Vedra National Bank from 1990 to 1996. He is a graduate of the Graduate School of Retail Bank Management at the University of Virginia.	1998

NON-DIRECTOR EXECUTIVE OFFICERS

Officer	Age	Business Experience

David L. Young	63
Mr. Young is an Executive Vice President, the Chief Financial Officer, and the Corporate Secretary of Atlantic BancGroup, and also an Executive Vice President and the Chief Financial Officer of the Bank. Mr. Young joined the Bank in May 1997. Prior to joining the Bank, Mr. Young was the Finance Manager for the Loan and Investment Operation Division of Barnett Bank in Jacksonville from 1995 to 1997. He is a graduate of Jacksonville University and the Graduate School of Retail Bank Management at the University of Virginia.

Grady R. Kearsey	64
Mr. Kearsey is an Executive Vice President and the Senior Loan Officer of the Bank.  Mr. Kearsey joined the Bank in July 1997 and served as Vice President - Lender until January 2001, when he was promoted to his current position. Prior to joining the Bank, Mr. Kearsey served as Vice President - Market Manager of SunTrust Bank from 1996 to July 1997. Prior to serving with SunTrust, Mr. Kearsey was with Ponte Vedra National Bank. Mr. Kearsey has a Bachelor’s degree from Jacksonville University.

DIRECTOR EMERITUS

Director	Age	Business Experience	Director Since

Jimmy D. Dubberly	67	Mr. Dubberly became the first Director Emeritus of Atlantic BancGroup and the Bank in December 2007. Prior to that, he was a founding director of Atlantic BancGroup and the Bank. Mr. Dubberly is also the Chairman and Chief Executive Officer of the South Georgia Bank, Glennville, Georgia, positions he has held since 1986. Mr. Dubberly is a graduate of the School of Banking of the South at Louisiana State University and the Georgia Banking School at the University of Georgia.	2007

The Board of Directors Recommends that the Shareholders Vote “For” the Election of the Two Class III Director Nominees.

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

BENEFICIAL STOCK OWNERSHIP OF
DIRECTORS AND EXECUTIVE OFFICERS

The table on the following page contains information regarding the beneficial ownership of Atlantic BancGroup common stock of each director nominee, continuing director, and non-director executive officer. Based upon filings with the Securities and Exchange Commission, other than Mr. Watson there is one other beneficial owner of more than 5% of Atlantic BancGroup’s common stock: Apex Investment Management, Inc., 200 Westpark Drive, Suite 270, Peachtree City, Georgia 30269 owns 104,135 shares, or 8.35% of the outstanding stock.

Name	Number of Shares Owned (*)	% of Beneficial Ownership

Dr. Frank J. Cervone	14,740	1.18%
Barry W. Chandler	16,000	1.28
Donald F. Glisson, Jr.	51,451	4.12
Grady R. Kearsey	4,070	0.33
Robin H. Scheiderman	51,000	4.09
Gordon K. Watson	80,000	6.41
Dr. Conrad L. Williams	6,120	0.49
Dennis M. Wolfson	13,000	1.04
David L. Young	7,520	0.60
All directors and executive officers as a group (9 individuals)	243,901	19.55%
_____________________________
(*)	Includes shares for which the named person:
• has sole voting and investment power;
• has shared voting and investment power with a spouse; or
• holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

EXECUTIVE COMPENSATION

The current financial downturn has been driven primarily, in Florida, by the deflation in real estate values, and that has negatively impacted the Company’s 2008 results of operations and the price of Atlantic BancGroup’s common stock.  Due to the downturn and its negative impact on the Company, the named executives, Barry W. Chandler, Chief Executive Officer and President of Atlantic BancGroup and Chief Executive Officer, President, and Chairman of the Board of the Bank; Grady R. Kearsey, Executive Vice President and Senior Loan Officer of the Bank; and David L. Young, Executive Vice President and Chief Financial Officer of Atlantic BancGroup and the Bank, each voluntarily agreed to reducing their base salaries by $20,000, $15,000, and $12,000, respectively.

The Summary Compensation Table on the following page shows compensation information regarding the three named executive officers: No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

2009 SUMMARY COMPENSASTION TABLE

Name and Principal Position	Year	Salary	Bonus	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation		Total(4)

Barry W. Chandler	2008	$205,000	-	$48,265	$15,343	(1)	$268,608
Director, Chief Executive Officer & President Chief Executive Officer	2007	$205,000	-	$31,351	$27,731	(1)	$264,082

Grady R. Kearsey	2008	$150,000	-	$131,055	$6,769	(2)	$287,824
Executive Vice President & Senior Loan Officer	2007	$150,000	-	$80,968	$11,571	(2)	$242,539

David L. Young	2008	$122,000	-	$60,886	$6,492	(3)	$189,378
Executive Vice President & Chief Financial Officer	2007	$122,000	-	$39,091	$10,965	(3)	$172,056
________________________
(1)	Includes Simple IRA contribution, split dollar life insurance premiums, Indexed Retirement Plan accruals, directors’ fees, referral fees, incentives, vacation buy-back and Kiwanis Club dues.
(2)	Includes Simple IRA contribution, indexed retirement plan accrual, referral fees, incentives, vacation buy-back and Exchange Club dues.
(3)	Includes Board Secretary fees, Simple IRA contribution, Indexed Retirement Plan accruals, referral fees, incentives and vacation buy-backs.
(4)
Executives do not receive country club dues, a company automobile or an automobile allowance.  Executives use their own vehicles and are reimbursed for mileage at the rate authorized by the Internal Revenue Code of 1986, as amended.

2009 DIRECTOR COMPENSATION TABLE

The following table reflects compensation paid to our outside directors in 2008.

Name	Fees Earned or Paid in Cash	Non-Qualified Deferred Compensation Earnings	Total
Dr. Frank J. Cervone	$9,100	$8,687	$17,787

Donald F. Glisson, Jr.	$15,950	$5,749	$21,699

Robin H. Scheiderman	$9,300	$6,374	$15,674

Gordon K. Watson	$12,200	$17,410	$29,610

Dr. Conrad L. Williams	$12,350	-	$12,350

Dennis M. Wolfson	$12,200	$28,907	$41,107

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

Benefits

Officers of the Bank are provided hospitalization, major medical, short and long-term disability insurance, dental insurance, and term life insurance under group plans with generally the same terms as are offered to all full-time employees.

Employment Contracts

Neither Atlantic BancGroup nor the Bank has employment agreements with any of its employees. The three named executive officers however, have Change in Control Agreements that will provide them with cash payments of 2.99 times their annual compensation, if they are terminated or resign following a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors, executive officers, and principal shareholders (defined as individuals owning 5% or more of Atlantic BancGroup common stock) of Atlantic BancGroup are customers of, and have banking relations with, the Bank. Loans made to these individuals are governed under the provisions of Section 22(h) of the Federal Reserve Act. Section 22(h) requires that any loans made by the Bank to such individuals, or to any related interest of such individuals, must: (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated parties and; (ii) not involve more than the normal risk of repayment or present other unfavorable features. These restrictions do not affect preferential loans to full-time employees who are not directors or executive officers of Atlantic BancGroup or the Bank. Atlantic BancGroup has no loans outstanding to its directors or officers that are not performing according to the terms of such loans. As of December 31, 2008, the Bank’s aggregate outstanding balances on loans to directors and executive officers of Atlantic BancGroup and the Bank were $6,570,585, with $579,058 in committed but undisbursed loans.  There were no loans made to individuals that would be considered principal shareholders.

Watson, Dykes & Schloth, P.A., in which Atlantic BancGroup’s director Gordon K. Watson is a shareholder, is a law firm that handles some of the Bank’s mortgage closings. The fees received for such services are paid by the borrowers and are the same fees charged to borrowers from other unaffiliated banks.

PROPOSAL II. RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009

Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Mauldin, Jenkins, Certified Public Accountants, LLC (“Mauldin, Jenkins”), as the independent accountants for Atlantic BancGroup and the Bank for the fiscal

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

year ending December 31, 2009.  A representative from Mauldin, Jenkins is expected to be present at the Annual Meeting to make a statement and to respond to any shareholder questions.

Audit Fees: The aggregate fees billed for professional services by Mauldin, Jenkins, in connection with the audit of the annual financial statements and the reviews of the financial statements included in Atlantic BancGroup’s quarterly filings with the Securities and Exchange Commission for the fiscal years ended December 31, 2008 and 2007 were $60,000 and $48,000, respectively.

Audit-Related Fees: In 2008, Mauldin, Jenkins’ also billed Atlantic BancGroup $12,000 for fees reasonably related to the performance of its audit and reviews of financial statements, (principally consumer compliance and Bank Secrecy Act services and accounting research), which included courier costs and postage for confirmations.  In 2007, Mauldin, Jenkins billed similar fees in the amount of $10,500.

Tax Fees:  Mauldin, Jenkins’ had no tax-related fees in 2008 or 2007.

All Other Fees: In 2008 and 2007, Mauldin, Jenkins charged no additional fees to those fees described above.

In all instances, Mauldin, Jenkins’ performance of those services was pre-approved by Atlantic BancGroup’s Audit Committee, pursuant to its internal policies, except for the category of All Other Fees, which is less than 5% of the total fees.

In order to be approved, this Proposal must receive the affirmative votes of the holders of a majority of the outstanding shares of Atlantic BancGroup’s common stock. If the shareholders do not vote in favor of the appointment of Mauldin, Jenkins, the Board of Directors will consider the selection of other accountants.

The Board of Directors Recommends that Shareholders Vote “For” the Ratification of Mauldin, Jenkins, Certified Public Accountants, LLC, as the Independent Accountants for the Fiscal Year Ending December 31, 2009.

PROPOSAL III. ADJOURNMENT OF ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I or II at the Annual Meeting.  In order to permit proxies that have been timely received by Atlantic BancGroup to be voted for an adjournment, we are submitting this item as a separate matter for your consideration.

If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

The Board of Directors Recommends that Shareholders Vote “For” the Approval of the Adjournment of the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2008, certain of our directors and executive officers who own our stock filed Form 3s or Form 4s with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals. To the best of our knowledge, during 2008 all such filings by our officers and directors were made timely except for one Form 4 that was inadvertently filed late by Frank J Cervone. We have no record of any person having beneficial ownership of 10% or more of Atlantic BancGroup common stock.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in Atlantic BancGroup’s proxy materials for the 2010 Annual Meeting, any shareholder’s proposal to take action at that Meeting must be received at our corporate office at 1315 South Third Street, Jacksonville Beach, Florida 32250, no later than November 26, 2009. Shareholder proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN
ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. For a shareholder to properly bring business before an Annual Meeting, the shareholder must give written notice to Atlantic BancGroup’s Corporate Secretary not less than ten days before the time originally fixed for such meeting.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Atlantic BancGroup has no formal procedures for shareholders to communicate with the Board of Directors. Should a shareholder wish to submit a written communication to the Board, the shareholder may mail or deliver such communication to Barry W. Chandler, President and Chief Executive Officer, Atlantic BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida 32250. Should a shareholder wish to address the Board in person, the shareholder may submit a request to Mr. Chandler. Depending on the matter the shareholder wishes to discuss with the Board and the Board’s schedule, the Board will consider such a request in determining whether to invite the shareholder to a Board meeting.

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Atlantic BancGroup. Proxies may be solicited by directors, officers, or our regular employees, in person or by telephone, e-mail, or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card enclosed with this Proxy Statement.

AVAILABILITY OF ADDITIONAL INFORMATION

Accompanying this Proxy Statement is Atlantic BancGroup’s 2008 Form 10-K, which includes our audited financial statements. Form 10-K also serves as our Annual Report to Shareholders and Annual Disclosure Statement. Additional copies of Atlantic BancGroup’s Annual Report on Form 10-K are available to shareholders at no charge. Any shareholder who would like an additional copy may contact David L. Young, Corporate Secretary and Chief Financial Officer, Atlantic BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida 32250, or by telephone number (904) 247-9494.

Atlantic BancGroup currently files periodic reports (including Form 10-Ks, Form 10-Qs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by Atlantic BancGroup and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements, and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Atlantic BancGroup is available for review on this website. The address of the website is www.sec.gov.

Atlantic BancGroup, Inc.
March 26, 2009

ATLANTIC BANCGROUP, INC. • PROXY STATEMENT
1315 South Third Street • Jacksonville Beach, Florida 32250

EXHIBIT A

Charter of The Audit Committee of

The Board of Directors of Atlantic BancGroup, Inc.

Purpose

The Audit Committee is appointed by the Board of Directors (the "Board") of Atlantic BancGroup, Inc. (the "Company") to assist the Board in overseeing (1) the integrity of the Company's accounting processes and the audits of the Company’s financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement, or, if the Company does not file a proxy statement, in the Company's Annual Report on Form 10-KSB.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market Rule 4200 (a), as amended and Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission, in that each member may not receive directly or indirectly any compensation from the Company and must be free from any other relationships that would interfere with the exercise of his or her independent judgment.  Each member of the Audit Committee must be financially literate; as such qualification is interpreted by the Company's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. No member shall have participated in the preparation of the Company’s or one of its subsidiaries’ financial statements at any time during the previous three years.  In addition, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Company's Board interprets such qualification in its business judgment, such that the individual is deemed financially sophisticated.

Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee, in which case the Company shall disclose such determination in its annual proxy statement or, if the Company does not file an annual proxy statement, in the Company's annual report on Form 10-KSB. The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

If a member should cease to be independent, such member may remain on the Audit Committee until the earlier of the date of the next annual meeting of shareholders or one year from the date such loss of independence occurred.  Provided, however, that the Company must report this loss of independence to Nasdaq.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet separately on a periodic basis with management, the internal auditor and the independent auditor. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.  The Audit Committee may conduct executive sessions with the independent auditors, CEO, CFO, Internal Audit Director, general counsel, outside counsel, and anyone else as desired by the Audit Committee.

Committee Authority and Responsibilities

The Audit Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. In addition, the Audit Committee shall have the authority to determine if the Company’s independent auditor should be terminated.  The Audit Committee shall have the sole authority to approve all audit engagement fees and terms, as well as approve non-audit engagements with the independent auditors. The Audit Committee shall be directly responsible for the oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor. The registered public accounting firm shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to one or more designated members of the Audit Committee authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to engage independent counsel or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, (i) for payment of compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) for payment of compensation to any advisors employed by the Audit Committee, and (iii) for payment of ordinary administrative expenses of the Audit Committee, which are necessary or appropriate to carry out its duties.

The Audit Committee shall make regular reports to the Board, and shall serve as a channel of communication between the independent auditor and the Board.  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee shall review with management the policies and procedures with respect to officers’ expense accounts and prerequisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent auditors.  The Audit Committee shall inquire of the CEO and CFO regarding the “quality of earnings” from a subjective as well as an objective standpoint.

The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.  In addition, the Audit Committee shall develop procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and review the status of any complaints.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

2.
Recommend to the Board whether the annual audited financial statements should be included in the Company's Annual Report on Form 10-KSB and whether the quarterly financial statements should be included in the Company's Quarterly Report on Form 10-QSB.

3.
Discuss and review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any actions taken in light of material control deficiencies.

4.	Review reports from the independent auditor regarding:

a.	All critical accounting practices to be used.

b.
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with, the independent auditors and/or management:

a.	All critical accounting policies and practices to be used and significant financial reporting issues.

b.
All alternative treatments of financial information within generally accepted accounting principles including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.	The effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

d.
The type and presentation of information to be included in earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

7.
Discuss with the independent auditor any difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, accounting adjustments that were noted or proposed by the auditor but were passed, any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Company, and the responsibilities, budget and staffing of the Company's internal audit function.

8.
Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

9.	Review and approve all related party transactions consistent with the rules applied to companies listed on The Nasdaq National Market.

Oversight of the Company's Relationship with the Independent Auditor

10.
Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (c) all relationships between the independent auditor and the Company.

11.
Evaluate the qualifications, performance and independence of the independent auditor, including a review and evaluation of the lead partner of the independent auditor. The Audit Committee shall receive from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, in compliance with Independence Standards Board Standard No. 1.  The Audit Committee shall actively discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence with the auditor, and if necessary take appropriate action to ensure that the independent auditor remains independent.  The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12.
Ensure the rotation of the audit partners as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.
Set clear hiring policies for the Company's hiring of employees or former employees of the independent auditor taking into account the pressures that may exist for auditors consciously or subconsciously seeking a job with the Company.

Oversight of the Company's Internal Audit Function

14.
Review the appointment and replacement of the senior internal auditing executive.  In consultation with the independent auditor, consider the adequacy of the Company’s internal financial controls to assure that the Company’s assets are properly safeguarded, and review the financial statements are presented fairly and are in conformity with generally accepted accounting principles.

15.
Review the significant reports to management prepared by the internal auditing department and management's responses.  On a quarterly basis discuss the following with management and the independent auditors, if necessary: 1) any significant deficiency in the system or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, or report financial data; and 2) any fraud, whether or not material, that involves the management or other employees, which could affect the Company’s internal controls.  In addition, review any changes required in the scope of internal audit, review and approve the agenda submitted by the Internal Audit Director, review the internal audit budget and staffing, review the internal audit charter, and review the compliance with the Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

16.	Review with the full board any issues that arise with respect to the performance of the internal audit function.

Compliance Oversight Responsibilities

17.
Discuss with the independent auditor whether, in the course of conducting their audit, it detected or otherwise became of aware of information indicating that an illegal act (whether or not perceived to have a material effect on the Company's financial statements) has or may have occurred, and if so, the actions taken by the independent auditors in accordance with Section 10A(b) of the Exchange Act.

18.
Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions.  The Audit Committee shall periodically review the Corporate Code of Conduct.

19.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

20.
Discuss, on at least an annual basis, with the Company's legal counsel, matters that may have a material impact on the financial statements or the Company's compliance with applicable laws, regulations, or Company policies.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to conduct audits or to prepare the Company's financial statements and disclosures in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

REVOCABLE PROXY
ATLANTIC BANCGROUP, INC.
ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints the members of the Board of Directors of Atlantic BancGroup, Inc. (“Atlantic”), with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Atlantic which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held the Selva Marina Country Club, 1600 Selva Marina Drive, Atlantic Beach, Florida 32233, on April 23, 2009, at 3:00 p.m., and at any and all adjournments thereof.

The undersigned shareholder of Atlantic may revoke this Proxy at any time before it is voted by either filing with the Corporate Secretary of Atlantic, a written notice of revocation, by delivering to Atlantic a duly executed Proxy bearing a later date, or by attending this Annual Meeting and voting in person.

THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:

PROPOSAL I: The election of two Class III directors, each for a three-year term;	FOR ☐	WITHHOLD ☐	To withhold authority for any nominee, cross through his name: Dr. Conrad L. Williams Dennis M. Wolfson
PROPOSAL II: The ratification of the selection of Mauldin & Jenkins, Certified Public Accountants, LLC, as the independent auditors for Atlantic for 2009; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL III: The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve Proposals I or II.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IN THEIR DISCRETION THE PROXY COMMITTEE IS AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or any adjournments thereof.

PLEASE INDICATE WHETHER you plan to attend the 2009 Annual Meeting. □

NOTE:  When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED.

IMPORTANT: Please sign your name exactly as it appears on your stock certificate. When shares are held by joint tenants, both must sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title.  If shareholder is a corporation, please sign in full corporate name by president or other authorized officer.  If shareholder is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receiving from Atlantic, prior to the execution of the Proxy, a Notice of the Annual Meeting and a Proxy Statement dated March 23, 2009.

Signature:

Signature if held jointly:
ADDRESS LABEL
Date:

Please mark, sign, date and return this Proxy Card promptly, using the enclosed envelope. If you receive more than one Proxy Card, please sign and return all cards in the accompanying envelope.